SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 of 15(d) of
                       The Securities Exchange Act of 1934
                           BOWLES FLUIDICS CORPORATION
                             A Maryland Corporation
                              SEC File No. 2-37706
                           Employer ID No. 52-0741762
                                6625 Dobbin Road
                            Columbia, Maryland 21045
                                 (410) 381-0400

An Annual Meeting of Stockholders of Bowles Fluidics Corporation was held on April 14, 1999.

1. The following Board of Directors was elected:

               William Ewing III
               Ronald D. Stouffer
               David C. Dressler
               Frederic Ewing II
               Eric W. Koehler
               James T. Parkinson III
               Neil T. Ruddock

2. Also at the meeting of stockholders, PricewaterhouseCoopers L.L.P. was appointed as the Corporation's certified public accountants.

3. At a directors' meeting immediately following the meeting of stockholders, the following officers were elected:

    Chairman of the Board                               William Ewing III
    President                                           Ronald D. Stouffer
    Executive Vice President                            Eric W. Koehler
    Vice President, Administration, & Secretary         Eleanor M. Kupris
    Vice President, Finance, & Treasurer                David A. Quinn
    Vice President, Advanced Engineering                Dharapuram N. Srinath
    Vice President, Operations                          Melvyn J.L. Clough
    Corporate Controller                                Arlene M. Hardy


                                            BOWLES FLUIDICS CORPORATION



                                            ----------------------------
                                            Eleanor M. Kupris, Secretary
Date:   April 16, 1999